Exhibit 99.1

The information contained in the attached files or obtained from the model relating to the securities (the 'Securities') to be issued by Securitized Asset Backed Receivables LLC Trust 2005-OP1 (the 'Issuer') is referred to as the 'Information.'

The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ('Barclays'), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ('SEC'), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities.

The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities, including cash flow priorities at all prepayment speeds and/or interest rates. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions, including assumptions about market conditions, structure, collateral, and other matters, with respect to significant factors that may prove not to be as assumed. Other assumptions may have a material impact on the results reflected in the Information. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are often based on mathematical models that use inputs to calculate results. As with all models results may vary significantly depending upon the assumptions made and the value of the inputs given. Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Inputs to these models may include (but are not limited to): prepayment expectations (economic prepayment models, single lifetime prepayments or vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors, default frequency and loss severity), volatility assumptions (historically observed or implied current) and reported information (pay down factors, rate resets, and trustee statements. Such models may differ from models used for books and records and other purposes. The Information and the assumptions underlying the Information, including structure and collateral, are subject to change without notice. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, comanager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer.

Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ('Offering Documents') and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

                 Available Funds Cap Schedule
                 Bond Spread = 1 Month LIBOR + 18 Bps

                 Period   A-2B    1 Month Libor   6 Month Libor
                 ------   -----   -------------   -------------
    March 2005        0      --
    April 2005        1   2.880           2.700           3.168
      May 2005        2   3.129           2.949           3.335
     June 2005        3   3.299           3.119           3.466
     July 2005        4   3.441           3.261           3.583
   August 2005        5   3.570           3.390           3.711
September 2005        6   3.683           3.503           3.803
  October 2005        7   3.809           3.629           3.888
 November 2005        8   3.925           3.745           3.965
 December 2005        9   4.016           3.836           4.025
  January 2006       10   4.131           3.951           4.077
 February 2006       11   4.152           3.972           4.116
    March 2006       12   4.200           4.020           4.155
    April 2006       13   4.246           4.066           4.192
      May 2006       14   4.286           4.106           4.223
     June 2006       15   4.321           4.141           4.251
     July 2006       16   4.353           4.173           4.280
   August 2006       17   4.382           4.202           4.310
September 2006       18   4.411           4.231           4.333
  October 2006       19   4.438           4.258           4.355
 November 2006       20   4.460           4.280           4.373
 December 2006       21   4.482           4.302           4.391
  January 2007       22   4.536           4.356           4.411
 February 2007       23   4.517           4.337           4.420
    March 2007       24   4.534           4.354           4.436
    April 2007       25   4.552           4.372           4.452
      May 2007       26   4.570           4.390           4.465
     June 2007       27   4.587           4.407           4.478
     July 2007       28   4.599           4.419           4.492
   August 2007       29   4.610           4.430           4.511
September 2007       30   4.622           4.442           4.531
  October 2007       31   4.633           4.453           4.599
 November 2007       32   4.647           4.467           4.643
 December 2007       33   4.666           4.486           4.636
  January 2008       34   4.716           4.536           4.679
 February 2008       35   4.717           4.537           4.662
    March 2008       36   4.582           4.402           4.675
    April 2008       37   4.897           4.717           4.737
      May 2008       38   4.753           4.573           4.722
     June 2008       39   4.915           4.735           4.760
     July 2008       40   4.773           4.593           4.747
   August 2008       41   4.929           4.749           4.788
September 2008       42   4.951           4.771           4.805
  October 2008       43   4.809           4.629           4.740
 November 2008       44   4.974           4.794           4.783
 December 2008       45   4.839           4.659           4.775
  January 2009       46   5.011           4.831           4.818
 February 2009       47   5.029           4.849           4.809
    March 2009       48   4.575           4.395           4.827
    April 2009       49   5.065           4.885           4.924
      May 2009       50   4.927           4.747           4.912
     June 2009       51   5.102           4.922           4.954
     July 2009       52   4.957           4.777           4.938
   August 2009       53   5.126           4.946           4.977
September 2009       54   5.145           4.965           4.988
  October 2009       55   4.996           4.816           4.914
 November 2009       56   5.167           4.987           4.950
 December 2009       57      --           4.835           4.929
  January 2010       58      --           4.996           4.963
 February 2010       59      --           5.013           4.942
    March 2010       60      --           4.532           4.947



                   5.483               5.645
                   5.668               5.679
                   5.488               5.649
                   5.673               5.683
                   5.660               5.685
                   5.494               5.592
                   5.679               5.625
                   5.498               5.595
                   5.682               5.628
                   5.684               5.599
                   5.134               5.601
                   5.681               5.697
                   5.504               5.669
                   5.680               5.703
                   5.509               5.676
                   5.696               5.711
                   5.689               5.716
                   5.519               5.627
                   5.708               5.664
                   5.528               5.638
                   5.718               5.675
                   5.713               5.649
                   5.175               5.655
                   5.737               5.754
                   5.556               5.726
                   5.742               5.760
                   5.565               5.730
                   5.754               5.763
                   5.751               5.763
                   5.572               5.699
                   5.748               5.729
                   5.572               5.694
                   5.757               5.723
                   5.749               5.688
                   5.379               5.685
                   5.747               5.745
                   5.559               5.711
                   5.740               5.740
                   5.552               5.706
                   5.729               5.735
                   5.732               5.734
                   5.545               5.639
                   5.729               5.670
                   5.543               5.638
                   5.716               5.669
                   5.727               5.638
                   5.171               5.637
                   5.707               5.731
                   5.541               5.699
                   5.726               5.730
                   5.541               5.697
                   5.725               5.727
                   5.724               5.726
                   5.539               5.630
                   5.722               5.660
                   5.535               5.626
                   5.708               5.656
                   5.717               5.622
                   5.160               5.619
                   5.702               5.711
                   5.525               5.677
                   5.707               5.706
                   5.521               5.672
                   5.702               5.700
                   5.699               5.697
                   5.513               5.600
                   5.693               5.628
                   5.507               5.594
                   5.682               5.622
                   5.684               5.588
                   5.131               5.584
                   5.673               5.674
                   5.492               5.640
                   5.672               5.667
                   5.485               5.632
                   5.665               5.660
                   5.646               5.656
                   5.474               5.589
                   5.653               5.616
                   5.467               5.581
                   5.645               5.607
                   5.641               5.572
                   5.284               5.567
                   5.632               5.624
                   5.446               5.589
                   5.617               5.614
                   5.436               5.579
                   5.613               5.605
                   5.603               5.599
                   5.422               5.502
                   5.588               5.528
                   5.412               5.491
                   5.588               5.517
                   5.577               5.481
                   5.036               5.475
                   5.572               5.562
                   5.387               5.526
                   5.561               5.552
                   5.376               5.516
                   5.540               5.542
                   5.546               5.537
                   5.362               5.441
                   5.531               5.467
                   5.352               5.432
                   5.527               5.458
                   5.522               5.423
                   4.982               5.419
                   5.513               5.506
                   5.332               5.471
                   5.504               5.497
                   5.323               5.463
                   5.491               5.489
                   5.492               5.486
                   5.311               5.392
                   5.485               5.418
                   5.304               5.385
                   5.467               5.411
                   5.474               5.378
                   4.940               5.375
                   5.468               5.462
                   5.288               5.429
                   5.461               5.456
                   5.282               5.423
                   5.455               5.450
                   5.452               5.448
                   5.274               5.385
                   5.447               5.413
                   5.268               5.380
                   5.431               5.408
                   5.439               5.376
                   5.085               5.374
                   5.429               5.431
                   5.257               5.400
                   5.431               5.428
                   5.253               5.396
                   5.427               5.424
                   5.410               5.423
                   5.248               5.332
                   5.422               5.360
                   5.246               5.329
                   5.419               5.358
                   5.417               5.327
                   4.891               5.326
                   5.410               5.414
                   5.239               5.384
                   5.403               5.413
                   5.238               5.382
                   5.411               5.412
                   5.401               5.411
                   5.235               5.322
                    5.41               5.351
                   5.235               5.321
                   5.409               5.351
                   5.399               5.321
                   4.884               5.321
                   5.408                5.41
                   5.234                5.38
                   5.403                5.41
                   5.234                5.38
                   5.408                5.41
                   5.403                5.41
                   5.233               5.321
                   5.398                5.35
                   5.233               5.321
                   5.408                5.35
                   5.403               5.321
                   4.884               5.321
                   5.408                5.41
                   5.233                5.38
                   5.408                5.41
                   5.233                5.38
                   5.398                5.41
                   5.408                5.41
                   5.233                5.35
                   5.403                5.38
                   5.234               5.351
                   5.408                5.38
                   5.408               5.351
                   5.059               5.351
                   5.409                5.41
                   5.234                5.38
                   5.409                5.41
                   5.234               5.381
                   5.409                5.41
                   5.409               5.411
                   5.235               5.321
                   5.409               5.351
                   5.234               5.322
                   5.399               5.351
                   5.409               5.322
                   4.885               5.322
                   5.399               5.411
                   5.235               5.382
                    5.41               5.412
                   5.236               5.382
                    5.41               5.412
                    5.41               5.412
                   5.235               5.323
                    5.41               5.352
                   5.235               5.323
                    5.41               5.353
                    5.41               5.323
                   4.886               5.323
                   5.405               5.412
                   5.236               5.383
                   5.411               5.413
                   5.237               5.383
                   5.411               5.413
                   5.401               5.414
                   5.237               5.325
                   5.412               5.354
                   5.238               5.325
                   5.412               5.355
                   5.412               5.325
                   4.888               5.325